January 9, 2009

STRATEGIC FUNDS, INC.
-EMERGING MARKETS OPPORTUNITY
FUND

Supplement to Prospectus
dated October 1, 2008

     The following information supplements the information contained in the section of the fund’s Prospectus entitled “Goal/Approach:”

     The fund also may invest in securities issued by exchange-traded funds which generally are designed to provide investment results corresponding to an index.

     The following information supplements the information contained in the section of the fund’s Prospectus entitled “Main Risks:”

     Exchange-traded funds in which the fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks of companies organized, or with a majority of assets or operations, in emerging market countries. Moreover an exchange-traded fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the exchange-traded fund and the index with respect to the weighting of securities or the number of stocks held. Investing in exchange-traded funds may involve duplication of advisory fees and certain other expenses.

6096S0109